UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13(a) OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)

                         March 15, 2001 (March 5, 2001)

                               ROSS SYSTEMS, INC.

                                    DELAWARE

         0-19092                                        94-2170198
  (Commission File Number)              (I.R.S. Employer Identification Number)


                         2 Concourse Parkway, Suite 800
                      Atlanta, Georgia 30328 (770) 351 9600
                    (Address of Principal Executive Offices)


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                               ROSS SYSTEMS, INC.

                                    FORM 8-K
                                 March 15, 2001

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

(a) On March 5, 2001, Ross Systems, Inc., a Delaware corporation (the "Company") sold certain assets related to its Human Resource and Payroll product line to NOW SOLUTIONS, L.L.C. (NOW), a private company. As consideration for the sale, the Company received $6.1 million excluding incentives. The Company at the same time executed a distribution agreement with NOW, to continue to sell the product under license from NOW as a complement to its enterprise systems for process manufacturing companies.

(b)  Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable .

(b)  To be filed by amendment within 60 days of the date of this report.

(c)  EXHIBITS (in accordance with Item 601 of Regulation S-K)

      Exhibit       Description of
      Number        Document

       99.1 ASSET SALE AGREEMENT BETWEEN ROSS SYSTEMS, INC. AND NOW SOLUTIONS L.L.C. The purchase/sale agreement detailing the terms of the disposition of the Human Resource and Payroll product line to NOW Solutions L.L.C., dated as of March 5, 2001.

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Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized


                                  ROSS SYSTEMS, INC.



 15 March, 2001
                                  By: /s/ Verome Johnston
                                     ------------------------------------------
                                     VEROME JOHNSTON
                                     Vice President and Chief Financial Officer





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                               ROSS SYSTEMS, INC.

                           CURRENT REPORT ON FORM 8-K
                           --------------------------

                                INDEX TO EXHIBITS



EXHIBIT NUMBER     EXHIBIT NAME
--------------     ------------

     99.1 ASSET SALE AGREEMENT BETWEEN ROSS SYSTEMS, INC. AND NOW SOLUTIONS L.L.C., DATED MARCH 5, 2001.




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